OPTION AGREEMENT

This Option Agreement is made and entered into by and between American Strategic Minerals Corporation, a Nevada corporation, (hereafter “Buyer”) and Sagebrush Gold, Ltd. (“Sagebrush”), a Nevada corporation, for itself and on behalf of its wholly owned subsidiaries (“CRA”), Green Energy Fields, Inc. (“Green”), a Nevada corporation, and ND Energy, Inc. (“ND”), a Delaware corporation, (Sagebrush, Green and ND, hereafter collectively referred to as “Seller”), effective as of January __, 2012 (the “Effective Date”).

1.  Seller hereby grants Buyer an irrevocable, unconditional option (the “Option”) to purchase from Seller, for $10.00 (the “Exercise Price”) each of the mining properties described on Exhibit A attached hereto (the “Properties”), on the terms and subject to the conditions set forth herein. As consideration for the Option, Buyer shall deliver to Sagebrush (i) a promissory note from Buyer in the principal amount of $1,000,000 in the form attached hereto as Exhibit B (the “Note), and (ii) 10,000,000 fully paid and non-assessable shares of Buyer’s common stock, par value $0.0001 per share, (collectively, the Option Consideration”) on the terms and subject to the conditions contained in that certain draft Current Report on Form 8-K annexed hereto as Exhibit C (the “Draft 8-K”).  Buyer shall deliver and perform all of its obligations, and agrees to Sagebrush’s rights and privileges with respect to the Option Consideration, effective contemporaneously with the execution of this Agreement, as set forth in the Draft 8-K.

2.  Buyer’s Option to acquire the Properties evidenced by this Option Agreement shall expire and automatically terminate at 11:59 p.m., M.D.T., ninety (90) days from the Effective Date (the “Expiration Date”) if the Option is not exercised by Buyer prior to that date.

3.   Buyer may exercise this Option at any time before the Expiration Date and may exercise this Option as to any number of Properties and in any number of exercise transactions for the Exercise Price.  If Buyer exercises this Option as to some, but not all, of the Properties, the Option shall remain effective as to any other Properties until the Expiration Date at which time the Option with respect to any Properties unexercised shall terminate and expire.  In the event this Option is exercised in multiple exercise transactions, the Buyer shall pay the Exercise Price on each such occasion.

4.  Buyer may exercise this Option at any time before the Expiration Date by giving Sagebrush written notice (“Notice of Exercise”) that Buyer is ready, willing and able to close the purchase of the Properties on a closing date set by Buyer within 45 days of the Notice of Exercise (as may be extended for purposes of completing the transfers and regulatory/recording requirements necessary to effectuate the intent and purposes of this Option Agreement, not to exceed 90 days from the delivery of the Notice of Exercise, unless extended further by the parties).  On receipt of Buyer’s Notice of Exercise, Seller shall contact Buyer and the parties shall mutually agree on a date, time and place of closing.   At Closing, both parties shall sign and deliver to one another such documents as may be necessary to transfer title to the property in fee simple absolute (or such other title which conveys all of the interest in the property as Seller is capable of conveying with no retained interest).  Transfer shall be by warranty deed, free and clear of all liens and encumbrances (or such other method which conveys all of the interest in the Properties as Seller is capable of conveying with no retained interest, taking into account the nature of Seller’s interest).  At Closing, Seller shall also assign and transfer to Buyer all governmental permits which Seller has relating to the Properties being transferred and shall deliver to Buyer all information and data (including compilations of data and regardless of format, physical or electronic) in its possession or subject to its control, including information in the possession or control of any consultants retained by Seller, relating to the Properties being transferred including but not limited to: geologic data; mine or other maps; test results and records; samples and assays; drill hole data and maps; sampling sheets; cost records; records required to be kept by any governmental authority or pursuant to any permits or authorizations; capital investments in or to, or in connection with, the Properties and all milling and smelter reports relating to ore processed for or on behalf of Seller from the Properties being transferred.  Buyer shall bear all costs, fees and expenses necessary to effectuate transfer of the Properties, any permits, and the information required to be supplied to Buyer (including preparation of the deed and any other documents required to accomplish transfer of the Property).

5.  As to each of the mining claims listed on the attached Exhibit A as a patented claim (except for those so marked), Buyer shall conduct its due diligence prior to delivery of a Notice of Exercise, and Seller shall only be required to deliver the documents referred to in Section 4 hereof.   Seller has full legal and unrestricted authority to enter into this Option.  As to each of the mining claims listed on the attached Exhibit A as an unpatented claim, Seller will also warrant that to the best of its knowledge as of the Closing, except as otherwise disclosed or available to Buyer or known or knowable to Buyer as a result of Buyer’s due diligence investigation (each of such representations qualified to the extent that such actions may have been taken by predecessors of the Sellers):  (i) it has fully and completely performed all required location, claim and assessment work or actions necessary to lay claim to said unpatented claims, including the payment of any and all fees associated therewith; (ii) it has filed all documents and taken all other steps necessary to perfect its claim on said land under the laws of the United States and of the states within which any listed claim may be located; (iii) it has diligently pursued all actions available to it to obtain clear title to said claims by patent or otherwise; and (iv) there are no conflicting claims with regard to any such unpatented claims.  At Buyer’s request, Seller shall promptly provide Buyer copies of any patents, claim forms, receipts, title research or other work, and other documents relating to the title it claims to the Properties including location certificates, notices of claims, and all reports relating to any unpatented claims.  In the event of any flaw in Seller’s title to any of the Properties, including any unremedied or unreleased order or directive from any governmental entity received. Seller shall cooperate with Buyer and promptly take following the date hereof (at Buyer’s cost) any action requested by Buyer which may be necessary to remove or correct said flaw or to remedy or release any order or directive.

6.  Seller may continue to explore, develop or operate in, on or under any of the Properties during the term of this Option provided however that it shall at all times fully and completely comply with all applicable permits, laws, regulations and orders relating thereto.

7.  Until the Expiration Date, Buyer shall be permitted to enter upon all or any part of the Properties for the purpose of conducting such inspection or investigation of the Properties as Buyer deems advisable including but not limited to assay, test drilling and other exploratory or assessment activities, provided however that Buyer shall be obligated to make the results of any such investigation, inspection or tests available to Seller within a reasonable time.

8.  Possession of any Property as to which Buyer has exercised its Option shall transfer on Closing of Buyer’s exercise of this Option as to that Property.

9.  All risk of loss relating to any of the Properties, together with all costs and expenses thereof (except as otherwise provided herein), shall remain on Seller until Closing of any sale hereunder.  Seller shall be solely responsible for and shall exclusively bear any liabilities associated with any of the Properties which arise out of events occurring prior to Closing regardless when such claim arises.

10.  Seller shall pay and be solely responsible for all real estate taxes, assessments, bills and expenses relating to the Properties, including past due amounts, interests and penalties up to and including the date of Closing, regardless when such became or become due, and Buyer shall be responsible for such expenses thereafter.

11.  In the event Seller defaults on performance under this agreement, Buyer shall be entitled to obtain specific performance or actual damages or both, against Seller, but shall have no claim in respect of the Option Consideration paid for issuance of the Option hereunder as set forth in Section 1 hereto as to which Buyer releases Sagebrush from any and all claims with respect thereto and agrees that such Option Consideration is irrevocable and shall be paid and all other agreements fully and completed performed as set forth herein.  Sagebrush and Seller shall be entitled to obtain specific performance or actual damages or both, against Buyer with respect to any breaches or threatened breaches by Buyer.

           12.                A.  This Option Agreement may be executed by each party separately and when each party has executed a copy thereof, such copies taken together shall be deemed to be a full and complete contract between the parties.

B.  This Option Agreement shall be read in pari material with all other agreements and instruments executed in connection herewith, provided however that in the event of any conflict between the provisions of this Option Agreement and any other agreement or instrument, the terms of this Option Agreement shall control.  Subject to the foregoing, this Option Agreement contains the parties’ entire agreement with regard to any matters addressed herein.

C.  This Option Agreement may be modified only by written instrument signed by both parties hereto after the date hereof.

D.  Neither party shall have any right to assign or transfer its rights or obligations hereunder without the prior written consent of the other.  Any assignment or transfer which is made in violation of the foregoing provision shall be null and void.  Subject to the foregoing, in the event of a valid assignment or transfer, this Option Agreement shall be binding upon the successors and assigns of the respective parties.

E.  Notice under this Option Agreement may be given to any party by personal delivery or by certified mail or by other service providing confirmation of delivery (whether public or private) or by email, fax or other electronic means.

F.  Notice of this Option and of all material terms hereof including the Expiration Date shall be recorded by Seller upon the written request of Buyer, at Buyer’s sole expense, in the land records of each county in which any of the Properties are located and shall further be provided to any governmental entities which are entitled to such notice by law or regulation.  Seller shall provide Buyer with copies confirming such recordation and delivery within thirty days after the effective date hereof.

G.  In the event either party to this Option Agreement claims a default and wishes to pursue a claim against the other party, the parties' dispute shall be submitted first to mediation before one or more persons selected by mutual agreement of the parties.    This Agreement shall be deemed for all purposes to have been made in the State of Nevada and shall be interpreted in accordance with Nevada law.  As part of its award, any court hearing a dispute involving this Option Agreement shall be required to award the prevailing party its reasonable costs and expenses, including reasonable attorney fees.

H.  Nothing contained in this Option Agreement shall create, or be deemed to create, any sort of  partnership, agency,  joint venture or other similar type of legal relationship between the parties hereto.  Neither party hereto shall have any power or authority to act for or on behalf of the other, or to represent or purport to represent the other, except as expressly provided herein.  All of the rights, duties, obligations and liabilities of each of the parties hereto shall belong to it solely and exclusively, and shall not be, or be deemed to be, joint or collective, it being the intention of the parties that each of them will be liable only for those matters expressly delegated to it hereunder and not for any obligation of the other party.  Seller and Buyer hereby irrevocably indemnifies, and agrees to hold harmless, the other party hereto, its owners, officers, directors, agents, attorneys, and employees, from and against any and all losses, claims, damages and liabilities arising out of any act, obligation or assumption of liability by or on behalf of the indemnifying party, its owners, officers, directors, agents, attorneys or employees.

I.   Each party hereto acknowledges that it has been represented by independent legal counsel in the preparation of this Option Agreement.  Each party recognizes and acknowledges that counsel to Seller and Sagebrush has represented other shareholders of the Buyer and may, in the future, represent others in connection with various legal matters (including Buyer and such shareholders) and each party waives any conflicts of interest and other allegations that it has not been represented by its own counsel.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the parties have hereunto set their hands effective as of the date set forth above.

Seller:	Buyer:
Sagebrush Gold, Ltd _____________________________________ By: David Rector, President	American Strategic Minerals Corporation (Nevada) __________________________________ By: George Glasier, President

Green Energy, Inc.

______________________________________
By: Joshua Bleak, President

ND Energy, Inc.

_______________________________________
By: Joshua Bleak, President

State of                        :
County of                    :

Be it remembered that on this _____ day of ____________, 2012, the foregoing instrument was signed and acknowledged before me by ____________, President of American Strategic Minerals Corporation, a Nevada corporation. In testimony whereof, I have hereunto set my hand and affixed my notarial seal on the day and year aforesaid.

________________________________________
Signature of Notary Public

My commission expires on _______________.

State of                        :
County of                    :

Be it remembered that on this _____ day of ____________, 2012, the foregoing instrument was signed and acknowledged before me by ________________________, President of Sagebrush Gold, Ltd.  In testimony whereof, I have hereunto set my hand and affixed my notarial seal on the day and year aforesaid.

________________________________________
Signature of Notary Public

My commission expires on _______________.

State of                        :
County of                    :

Be it remembered that on this _____ day of ____________, 2012, the foregoing instrument was signed and acknowledged before me by ____________, President of ND Energy Inc., a Delaware corporation and Green Energy Fields, Inc., a Nevada corporation. In testimony whereof, I have hereunto set my hand and affixed my notarial seal on the day and year aforesaid.

________________________________________
Signature of Notary Public

My commission expires on _______________.

Exhibit A

Patented Claims

Connors

Under Membership Interests Sale Agreements dated March 17, 2011, CRGI purchased 51.35549% and 24.32225% respectively of the membership interests of Secure Energy LLC, a North Dakota limited liability company.
Secure Energy’s current assets include the following:
--Data package including historical exploration data including drill logs, surface samples, maps, reports and other information on various uranium prospects in North Dakota.
--Uranium Lease Agreement with Robert Petri, Jr. and Michelle Petri dated June 28, 2007.  Location: Township 134 North, Range 100 West of the Fifth Principal Meridian.  Sec. 30: Lots 1 (37.99), 2 (38.13), 3 (38.27), 4 (38.41) and E1/2 W1/2 and SE 1/4.
--Uranium Lease Agreement with Robert W. Petri and Dorothy Petri dated June 28, 2007.  Location: Township 134 North, Range 100 West of the Fifth Principal Meridian.  Sec. 30: Lots 1 (37.99), 2 (38.13), 3 (38.27), 4 (38.41) and E1/2 W1/2 and SE 1/4.
--Uranium Lease Agreement with Mark E. Schmidt dated November 23, 2007.  Location: Township 134 North, Range 100 West of the Fifth Principal Meridian.  Sec. 31: Lots 1 (38.50), 2 (38.54), 3 (38.58), 4 (38.62) and E1/2 W1/2, W1/2NE1/4, SE 1/4.
The uranium lease agreements include the rights to conduct exploration for and mine uranium, thorium, vanadium, other fissionable source materials, and all other mineral substances contained on or under the leased premises.   The leased premises consist of a total of 1,027 acres located in Slope County, North Dakota.

Unpatented Claims

1.	Artillery Peak

The following unpatented mining claims and sites are situated in an unknown mining district, Mohave County, Arizona, the Location Notices of which are of record in the office of the County Recorder of Mohave County, Arizona, and the Bureau of Land Management serial numbers are filed at Phoenix, Arizona.

No.	AMC	Name of Claim	County Recorder	Sec, Twp, Rng
1	374325	AP 1	2006-102529	Sec 26, T12N, R13W
2	374326	AP 2	2006-100277	Sec 26, T12N, R13W
3	374327	AP 3	2006-100278	Sec 26, T12N, R13W
4	374328	AP 4	2006-100279	Sec 26, T12N, R13W
5	374329	AP 5	2006-100280	Sec 26, T12N, R13W
6	374330	AP 6	2006-100281	Sec 26, T12N, R13W
7	374331	AP 7	2006-100282	Sec 26, T12N, R13W

No.	AMC	Name of Claim	County Recorder	Sec, Twp, Rng
8	374332	AP 8	2006-100283	Sec 26, T12N, R13W
9	374333	AP 9	2006-100284	Sec 26&27, T12N, R13W
10	374334	AP 10	2006-100285	Sec 26&27, T12N, R13W
11	374335	AP 11	2006-100286	Sec 26, T12N, R13W
12	374336	AP 12	2006-100287	Sec 26, T12N, R13W
13	374337	AP 13	2006-100288	Sec 26, T12N, R13W
14	374338	AP 14	2006-100289	Sec 26, T12N, R13W
15	374339	AP 15	2006-100290	Sec 26, T12N, R13W
16	374340	AP 16	2006-100291	Sec 26, T12N, R13W
17	374341	AP 17	2006-100292	Sec 26, T12N, R13W
18	374342	AP 18	2006-100293	Sec 26, T12N, R13W
19	374343	AP 19	2006-100294	Sec 26, T12N, R13W
20	374344	AP 20	2006-100295	Sec 26, T12N, R13W
21	374345	AP 21	2006-100296	Sec 26, T12N, R13W
22	374346	AP 22	2006-100297	Sec 26, T12N, R13W
23	374347	AP 23	2006-100298	Sec 26, T12N, R13W
24	374348	AP 24	2006-100299	Sec 26, T12N, R13W
25	374349	AP 25	2006-100300	Sec 26&27, T12N, R13W
26	374350	AP 28	2006-100301	Sec 22&27, T12N, R13W
27	374351	AP 29	2006-100302	Sec 22&27, T12N, R13W
28	374352	AP 30	2006-100303	Sec 22&27, T12N, R13W
29	374353	AP 31	2006-100304	Sec 22&27, T12N, R13W
30	374354	AP 32	2006-100305	Sec 22&27, T12N, R13W
31	374355	AP 33	2006-100306	Sec 22&27, T12N, R13W
32	374356	AP 35	2006-100307	Sec 22, T12N, R13W
33	374357	AP 36	2006-100308	Sec 22, T12N, R13W
34	374358	AP 37	2006-100309	Sec 22, T12N, R13W
35	374359	AP 38	2006-100310	Sec 22, T12N, R13W
36	374360	AP 39	2006-100311	Sec 22, T12N, R13W
37	374361	AP 40	2006-100312	Sec 22, T12N, R13W
38	374362	AP 41	2006-100313	Sec 22, T12N, R13W
39	374363	AP 42	2006-100314	Sec 21&22, T12N, R13W
40	374364	AP 43	2006-100315	Sec 21&22, T12N, R13W
41	374365	AP 44	2006-100316	Sec 22, T12N, R13W
42	374366	AP 45	2006-100317	Sec 22, T12N, R13W
43	374367	AP 46	2006-100318	Sec 22, T12N, R13W
44	374368	AP 47	2006-100319	Sec 22, T12N, R13W
45	374369	AP 110	2006-100320	Sec 35, T12N, R13W
46	374370	AP 111	2006-100321	Sec 35, T12N, R13W

No.	AMC	Name of Claim	County Recorder	Sec, Twp, Rng
47	374371	AP 112	2006-100322	Sec 35, T12N, R13W
48	374372	AP 113	2006-100323	Sec 35, T12N, R13W
49	374373	AP 114	2006-100324	Sec 35, T12N, R13W
50	374374	AP 115	2006-100325	Sec 35, T12N, R13W
51	374375	AP 116	2006-100326	Sec 35, T12N, R13W
52	374376	AP 117	2006-100327	Sec 35, T12N, R13W
53	374377	AP 118	2006-100328	Sec 35, T12N, R13W
54	374378	AP 119	2006-100329	Sec 35, T12N, R13W
55	374379	AP 120	2006-100330	Sec 35, T12N, R13W
56	374380	AP 121	2006-100331	Sec 35, T12N, R13W
57	374381	AP 122	2006-100332	Sec 27, T12N, R13W
58	374382	AP 123	2006-100333	Sec 27, T12N, R13W
59	374383	AP 124	2006-100334	Sec 27, T12N, R13W
60	374384	AP 125	2006-100335	Sec 27, T12N, R13W
61	374385	AP 126	2006-100336	Sec 27, T12N, R13W
62	374386	AP 127	2006-100337	Sec 27, T12N, R13W
63	374387	AP 128	2006-100338	Sec 27, T12N, R13W
64	374388	AP 129	2006-100339	Sec 27, T12N, R13W
65	374389	AP 130	2006-100340	Sec 27, T12N, R13W
66	374390	SM 48	2006-100341	Sec 21&22, T12N, R13W
67	374391	SM 49	2006-100342	Sec 22, T12N, R13W
68	374392	SM 50	2006-100343	Sec 22, T12N, R13W
69	374393	SM 51	2006-100344	Sec 22, T12N, R13W
70	374394	SM 52	2006-100345	Sec 22, T12N, R13W
71	374395	SM 53	2006-100346	Sec 36, T12N, R13W
72	374396	SM 54	2006-100347	Sec 36, T12N, R13W
73	374397	SM 55	2006-100348	Sec 36, T12N, R13W
74	374398	SM 56	2006-100349	Sec 36, T12N, R13W
75	374399	SP 1	2006-100350	Sec 35, T12N, R13W
76	374400	SP 2	2006-100351	Sec 35, T12N, R13W
77	374401	SP 3	2006-100352	Sec 35, T12N, R13W
78	374402	SP 4	2006-100353	Sec 35, T12N, R13W
79	374403	SP 5	2006-100354	Sec 35, T12N, R13W
80	374404	SP 6	2006-100355	Sec 35, T12N, R13W
81	374405	SP 7	2006-100356	Sec 35, T12N, R13W
82	374406	SP 8	2006-100357	Sec 35, T12N, R13W
83	374407	SP 9	2006-100358	Sec 35, T12N, R13W
84	374408	SP 10	2006-100359	Sec 35, T12N, R13W
85	374409	SP 11	2006-100360	Sec 35, T12N, R13W
86	374410	SP 12	2006-100361	Sec 35, T12N, R13W

3.	Coso

The following unpatented mining claims and sites are situated in an unknown mining district, Inyo County, Arizona, the Location Notices of which are of record in the office of the County Recorder of Inyo County, California, and the Bureau of Land Management serial numbers are filed at Sacramento, California.

No.	Claim Name	CAMC	County Recorder	Sec, Twp, Rng
1	DB #1	289154	2007-0004027	Sec 25, T20S, R37 1/2 E
2	DB #2	289155	2007-0004028	Sec 25, T20S, R37E
3	DB #3	289156	2007-0004029	Sec 24 & 25, T20S, R37E
4	DB #4	289157	2007-0004030	Sec 24 & 25, T20S, R37E
5	DB #5	289158	2007-0004031	Sec 24 & 25, T20S, R37E
6	DB #6	289159	2007-0004032	Sec 24 & 25, T20S, R37E
7	DB #13	289166	2007-0004039	Sec 25, T20S, R37E
8	DB #14	289167	2007-0004040	Sec 25, T20S, R37E
9	DB #15	289168	2007-0004041	Sec 25, T20S, R37E
10	DB #16	289169	2007-0004042	Sec 25, T20S, R37E
11	DB #17	289170	2007-0004043	Sec 25, T20S, R37E
12	DB #18	289171	2007-0004044	Sec 25, T20S, R37E
13	DB #19	289172	2007-0004045	Sec 25, T20S, R37E
14	DB #20	289173	2007-0004046	Sec 25, T20S, R37 1/2 E
15	DB #21	289174	2007-0004047	Sec 25, T20S, R37 1/2 E
16	DB #22	289175	2007-0004048	Sec 25, T20S, R37E
17	DB #23	289176	2007-0004049	Sec 25, T20S, R37E
18	DB #24	289177	2007-0004050	Sec 25, T20S, R37E
19	DB #25	289178	2007-0004051	Sec 25, T20S, R37E
20	DB #26	289179	2007-0004052	Sec 25, T20S, R37E
21	DB #27	289180	2007-0004053	Sec 25, T20S, R37E
22	DB #28	289181	2007-0004054	Sec 25, T20S, R37E
23	DB #29	289182	2007-0004055	Sec 25, T20S, R37E
24	DB #30	289183	2007-0004056	Sec 25 & 26, T20S, R37E
25	DB #31	289184	2007-0004057	Sec 25, 36, 35, 24, T20S, R37E
26	DB #32	289185	2007-0004058	Sec 25 & 36, T20S, R37E
27	DB #33	289186	2007-0004059	Sec 25 & 36, T20S, R37E
28	DB #34	289187	2007-0004060	Sec 25 & 36, T20S, R37E
29	DB #35	289188	2007-0004061	Sec 25 & 36, T20S, R37E
30	DB #36	289189	2007-0004062	Sec 25 & 36, T20S, R37E

No.	Claim Name	CAMC	County Recorder	Sec, Twp, Rng
31	DB #37	289190	2007-0004063	Sec 25 & 36, T20S, R37E
32	DB #38	289191	2007-0004064	Sec 25 & 36, T20S, R37E
33	DB #39	289192	2007-0004065	Sec 25 & 36, T20S, R37E
34	DB #40	289193	2007-0004066	Sec 25 & 36, T20S, R37E
35	DB #41	290940	2007-0004137	Sec 25 & 36, T20S, R37 1/2 E
36	DB #42	290941	2007-0004138	Sec 25 & 36, T20S, R37 1/2 E
37	DB #43	290942	2007-0004139	Sec 25 & 36, T20S, R37 1/2 E
38	DB #44	290943	2007-0004140	Sec 25 & 36, T20S, R37 1/2 E
39	DB #49	290948	2007-0004145	Sec 25, T20S, R37 1/2 E
40	DB #50	290949	2007-0004146	Sec 25, T20S, R37 1/2 E
41	DB #51	290950	2007-0004147	Sec 25, T20S, R37 1/2 E
42	DB #52	290951	2007-0004148	Sec 25, T20S, R37 1/2 E
43	DB #53	290952	2007-0004149	Sec 25, T20S, R37 1/2 E
44	DB #54	290953	2007-0004150	Sec 25, T20S, R37 1/2 E
45	DB #55	290954	2007-0004151	Sec 25, T20S, R37 1/2 E
46	DB #56	290955	2007-0004152	Sec 25, T20S, R37 1/2 E
47	DB #61	290960	2007-0004157	Sec 25, T20S, R37 1/2 E
48	DB #62	290961	2007-0004158	Sec 25, T20S, R37 1/2 E
49	DB #63	290962	2007-0004159	Sec 25, T20S, R37 1/2 E
50	DB #64	290963	2007-0004160	Sec 25, T20S, R37 1/2 E
51	DB #65	290964	2007-0004161	Sec 24, T20S, R37E
52	DB #66	290965	2007-0004162	Sec 24, T20S, R37E
53	DB #67	290966	2007-0004163	Sec 24, T20S, R37E
54	DB #68	290967	2007-0004164	Sec 24, T20S, R37E
55	DB #69	290968	2007-0004165	Sec 24, T20S, R37E
56	DB #70	290969	2007-0004166	Sec 24, T20S, R37 1/2 E
57	DB #71	290970	2007-0004167	Sec 24, T20S, R37 1/2 E
58	DB #72	290971	2007-0004168	Sec 24, T20S, R37 1/2 E
59	DB #73	290972	2007-0004169	Sec 24, T20S, R37 1/2 E
60	DB #74	290973	2007-0004170	Sec 24, T20S, R37 1/2 E
61	DB #79	290978	2007-0004175	Sec 24, T20S, R37 1/2 E
62	DB #80	290979	2007-0004176	Sec 24, T20S, R37 1/2 E
63	DB #81	290980	2007-0004177	Sec 24, T20S, R37 1/2 E
64	DB #82	290981	2007-0004178	Sec 24, T20S, R37 1/2 E
65	DB #83	290982	2007-0004179	Sec 24, T20S, R37 1/2 E
66	DB #84	290983	2007-0004180	Sec 24, T20S, R37E
67	DB #85	290984	2007-0004181	Sec 24, T20S, R37E
68	DB #86	290985	2007-0004182	Sec 24, T20S, R37E
69	DB #87	290986	2007-0004183	Sec 24, T20S, R37E

No.	Claim Name	CAMC	County Recorder	Sec, Twp, Rng
70	DB #88	290987	2007-0004184	Sec 24, T20S, R37E
71	DB #89	290988	2007-0004185	Sec 24, T20S, R37E
72	DB #90	290989	2007-0004186	Sec 24, T20S, R37E
73	DB #91	290990	2007-0004187	Sec 24, T20S, R37E
74	DB #92	290991	2007-0004188	Sec 24, T20S, R37E
75	DB #93	290992	2007-0004189	Sec 24, T20S, R37E
76	DB #94	290993	2007-0004190	Sec 24, T20S, R37 1/2 E
77	DB #95	290994	2007-0004191	Sec 24, T20S, R37 1/2 E
78	DB #96	290995	2007-0004192	Sec 24, T20S, R37 1/2 E
79	DB #97	290996	2007-0004193	Sec 24, T20S, R37 1/2 E
80	DB #98	290997	2007-0004194	Sec 24, T20S, R37 1/2 E
81	DB #101	291000	2007-0004197	Sec 24 & 13, T20S, R37 1/2 E
82	DB #102	291001	2007-0004198	Sec 24 & 13, T20S, R37 1/2 E
83	DB #103	291002	2007-0004199	Sec 24 & 13, T20S, R37 1/2 E
84	DB #104	291003	2007-0004200	Sec 24 & 13, T20S, R37 1/2 E
85	DB #105	291004	2007-0004201	Sec 24 & 13, T20S, R37 1/2 E
86	DB #106	291005	2007-0004202	Sec 24 & 13, T20S, R37 1/2 E
87	DB #107	291006	2007-0004203	Sec 24 & 13, T20S, R37 1/2 E
88	DB #108	291007	2007-0004204	Sec 13 & 24, T20S, R37E
89	DB #109	291008	2007-0004205	Sec 13 & 24, T20S, R37E
90	DB #110	291009	2007-0004206	Sec 13 & 24, T20S, R37E
91	DB #111	291010	2007-0004207	Sec 13 & 24, T20S, R37E
92	DB #112	291011	2007-0004208	Sec 13 & 24, T20S, R37E
93	DB #113	291012	2007-0004209	Sec 13, T20S, R37E
94	DB #114	291013	2007-0004210	Sec 13, T20S, R37E
95	DB #115	291014	2007-0004211	Sec 13, T20S, R37E
96	DB #116	291015	2007-0004212	Sec 13, T20S, R37E
97	DB #117	291016	2007-0004213	Sec 13, T20S, R37E
98	DB #118	291017	2007-0004214	Sec 13, T20S, R37 1/2 E
99	DB #119	291018	2007-0004215	Sec 13, T20S, R37 1/2 E
100	DB #120	291019	2007-0004216	Sec 13, T20S, R37 1/2 E
101	DB #121	291020	2007-0004217	Sec 13, T20S, R37 1/2 E
102	DB #122	291021	2007-0004218	Sec 13, T20S, R37 1/2 E
103	DB #123	291022	2007-0004219	Sec 13, T20S, R37 1/2 E
104	DB #124	291023	2007-0004220	Sec 13, T20S, R37 1/2 E
105	DB #125	291024	2007-0004221	Sec 13, T20S, R37 1/2 E
106	DB #126	291025	2007-0004222	Sec 13, T20S, R37 1/2 E
107	DB #127	291026	2007-0004223	Sec 13, T20S, R37 1/2 E
108	DB #128	291027	2007-0004224	Sec 13, T20S, R37 1/2 E

No.	Claim Name	CAMC	County Recorder	Sec, Twp, Rng
109	DB #129	291028	2007-0004225	Sec 13, T20S, R37 1/2 E
110	DB #130	291029	2007-0004226	Sec 13, T20S, R37 1/2 E
111	DB #131	291030	2007-0004227	Sec 13, T20S, R37 1/2 E
112	DB #132	291031	2007-0004228	Sec 13, T20S, R37E
113	DB #133	291032	2007-0004229	Sec 13, T20S, R37E
114	DB #134	291033	2007-0004230	Sec 13, T20S, R37E
115	DB #135	291034	2007-0004231	Sec 13, T20S, R37E
116	DB #136	291035	2007-0004232	Sec 13, T20S, R37E
117	DB #137	291036	2007-0004233	Sec 13 & 12, T20S, R37E
118	DB #138	291037	2007-0004234	Sec 13 & 12, T20S, R37E
119	DB #139	291038	2007-0004235	Sec 13 & 12, T20S, R37E
120	DB #140	291039	2007-0004236	Sec 13 & 12, T20S, R37E
121	DB #141	291040	2007-0004237	Sec 13 & 12, T20S, R37E
122	DB #142	291041	2007-0004238	Sec 13, T20S, R37 1/2 E
123	DB #143	291042	2007-0004239	Sec 13, T20S, R37 1/2 E
124	DB #144	291043	2007-0004240	Sec 13, T20S, R37 1/2 E
125	DB #145	291044	2007-0004241	Sec 13, T20S, R37 1/2 E
126	DB #146	291045	2007-0004242	Sec 13, T20S, R37 1/2 E
127	DB #147	291046	2007-0004243	Sec 13, T20S, R37 1/2 E
128	DB #148	291047	2007-0004244	Sec 13, T20S, R37 1/2 E
129	DB #149	291048	2007-0004245	Sec 36, T20S, R37E
130	DB #150	291049	2007-0004246	Sec 36, T20S, R37E
131	DB #151	291050	2007-0004247	Sec 36, T20S, R37E
132	DB #152	291051	2007-0004248	Sec 36, T20S, R37E
133	DB #153	291052	2007-0004249	Sec 36, T20S, R37E
134	DB #154	291053	2007-0004250	Sec 36, T20S, R37E
135	DB #155	291054	2007-0004251	Sec 36, T20S, R37E
136	DB #156	291055	2007-0004252	Sec 36, T20S, R37E
137	DB #157	291056	2007-0004253	Sec 36, T20S, R37E
138	DB #160	291057	2007-0004254	Sec 36, T20S, R37E
139	DB #161	291058	2007-0004255	Sec 36, T20S, R37E
140	DB #166	291059	2007-0004256	Sec 36, T20S, R37E
141	DB #167	291060	2007-0004257	Sec 36, T20S, R37E
142	DB #172	291061	2007-0004258	Sec 36, T20S, R37E
143	DB #173	291062	2007-0004259	Sec 6, T21S, R38E & Sec 1, T21S, R37E
144	DB #174	291063	2007-0004260	Sec 6, T21S, R38E
145	DB #175	291064	2007-0004261	Sec 6, T21S, R38E
146	DB #176	291065	2007-0004262	Sec 6, T21S, R38E
147	DB #177	291066	2007-0004263	Sec 6, T21S, R38E

No.	Claim Name	CAMC	County Recorder	Sec, Twp, Rng
148	DB #178	291067	2007-0004264	Sec 6, T21S, R38E & Sec 1, T21S, R37E
149	DB #179	291068	2007-0004265	Sec 6, T21S, R38E & Sec 1, T21S, R37E
150	DB #180	291069	2007-0004266	Sec 6, T21S, R38E
151	DB #181	291070	2007-0004267	Sec 6, T21S, R38E
152	DB #182	291071	2007-0004268	Sec 6, T21S, R38E
153	DB #183	291072	2007-0004269	Sec 6, T21S, R38E
154	DB #184	291073	2007-0004270	Sec 6, T21S, R38E & Sec 1, T21S, R37E
155	DB #185	291074	2007-0004271	Sec 6, T21S, R38E & Sec 1, T21S, R37E
156	DB #186	291075	2007-0004272	Sec 6, T21S, R38E
157	DB #187	291076	2007-0004273	Sec 6, T21S, R38E
158	DB #188	291077	2007-0004274	Sec 6, T21S, R38E
159	DB #189	291078	2007-0004275	Sec 6, T21S, R38E
160	DB #190	291079	2007-0004276	Sec 6, T21S, R38E & Sec 1, T21S, R37E
161	DB #191	291080	2007-0004277	Sec 6, T21S, R38E & Sec 1, T21S, R37E
162	DB #192	291081	2007-0004278	Sec 6, T21S, R38E
163	DB #193	291082	2007-0004279	Sec 6, T21S, R38E
164	DB #194	291083	2007-0004280	Sec 6, T21S, R38E
165	DB #195	291084	2007-0004281	Sec 6, T21S, R38E
166	DB #196	291085	2007-0004282	Sec 6, T21S, R38E & Sec 1, T21S, R37E
167	DB #197	291086	2007-0004283	Sec 6 & 7, T21S, R38E & Sec 1 & 12 , T21S, R37E
168	DB #198	291087	2007-0004284	Sec 6 & 7, T21S, R38E
169	DB #199	291088	2007-0004285	Sec 6 & 7, T21S, R38E

4.	Blythe

The following unpatented mining claims and sites are situated in an unknown mining district, Riverside County, Arizona. The Location Notices of which are of record in the office of the County Recorder of Riverside County, California, and the Bureau of Land Management serial numbers are filed at Sacramento, California.

No.	CAMC	Name of Claim	County Recorder	Sec, Twp, Rng
1	288321	NPG # 44	2007-0128525	Sec 19, T6S, R21E
2	288322	NPG # 45	2007-0128526	Sec 19, T6S, R21E
3	288323	NPG # 46	2007-0128527	Sec 19, T6S, R21E
4	288324	NPG # 47	2007-0128528	Sec 19, T6S, R21E
5	288325	NPG # 48	2007-0128529	Sec 19, T6S, R21E
6	288326	NPG # 49	2007-0128530	Sec 19, T6S, R21E
7	288327	NPG # 50	2007-0128531	Sec 19, T6S, R21E
8	288328	NPG # 51	2007-0128540	Sec 19, T6S, R21E
9	288329	NPG # 52	2007-0128541	Sec 19, T6S, R21E
10	288330	NPG # 53	2007-0128542	Sec 19, T6S, R21E

No.	CAMC	Name of Claim	County Recorder	Sec, Twp, Rng
11	288331	NPG # 54	2007-0128543	Sec 19, T6S, R21E
12	288332	NPG # 55	2007-0128544	Sec 19, T6S, R21E
13	288333	NPG # 56	2007-0128545	Sec 19, T6S, R21E
14	288334	NPG # 57	2007-0128546	Sec 19, T6S, R21E
15	288335	NPG # 58	2007-0128547	Sec 19, T6S, R21E
16	288336	NPG # 59	2007-0128548	Sec 19, T6S, R21E
17	288354	NPG # 77	2007-0128566	Sec 18 & 19, T6S, R21E
18	288355	NPG # 78	2007-0128567	Sec 18 & 19, T6S, R21E
19	288356	NPG # 79	2007-0128568	Sec 18 & 19, T6S, R21E
20	288357	NPG # 80	2007-0128569	Sec 18 & 19, T6S, R21E
21	288358	NPG # 81	2007-0128570	Sec 18 & 19, T6S, R21E
22	288359	NPG # 82	2007-0128571	Sec 18 & 19, T6S, R21E
23	288360	NPG # 83	2007-0128572	Sec 18 & 19, T6S, R21E
24	288361	NPG # 84	2007-0128573	Sec 18 & 19, T6S, R21E
25	288374	NPG # 113	2007-0128621	Sec 23 & 14, T6S, R20E
26	288375	NPG # 114	2007-0128622	Sec 23 & 14, T6S, R20E
27	288376	NPG # 115	2007-0128623	Sec 23 & 14, T6S, R20E
28	288377	NPG # 116	2007-0128624	Sec 23 & 14, T6S, R20E
29	288378	NPG # 117	2007-0128625	Sec 23 & 14, T6S, R20E
30	288379	NPG # 118	2007-0128626	Sec 23 & 14, T6S, R20E
31	288380	NPG # 119	2007-0128627	Sec 23 & 14, T6S, R20E
32	288381	NPG # 120	2007-0128628	Sec 23, 24, 13 & 14, T6S, R20E
33	288382	NPG # 121	2007-0128629	Sec 24 & 13, T6S, R20E
34	288383	NPG # 122	2007-0128630	Sec 24 & 13, T6S, R20E
35	288384	NPG # 123	2007-0128631	Sec 24 & 13, T6S, R20E
36	288385	NPG # 124	2007-0128632	Sec 24 & 13, T6S, R20E
37	288386	NPG # 125	2007-0128633	Sec 24 & 13, T6S, R20E
38	288387	NPG # 126	2007-0128634	Sec 24 & 13, T6S, R20E
39	288388	NPG # 127	2007-0128635	Sec 24 & 13, T6S, R20E
40	288389	NPG # 128	2007-0128636	Sec 24 & 13, T6S, R20E
41	288390	NPG # 129	2007-0128637	Sec 13, T6S, R20E
42	288391	NPG # 130	2007-0128638	Sec 13, T6S, R20E
43	288392	NPG # 131	2007-0128639	Sec 13, T6S, R20E
44	288393	NPG # 132	2007-0128640	Sec 13, T6S, R20E
45	288394	NPG # 133	2007-0128641	Sec 13, T6S, R20E
46	288395	NPG # 134	2007-0128642	Sec 13, T6S, R20E
47	288396	NPG # 135	2007-0128643	Sec 13, T6S, R20E
48	288397	NPG # 136	2007-0128644	Sec 13, T6S, R20E
49	288398	NPG # 137	2007-0128645	S 13 & 14, T6S, R20E

No.	CAMC	Name of Claim	County Recorder	Sec, Twp, Rng
50	288399	NPG # 138	2007-0128646	Sec 14, T6S, R20E
51	288400	NPG # 139	2007-0128647	Sec 14, T6S, R20E
52	288401	NPG # 140	2007-0128648	Sec 14, T6S, R20E
53	288402	NPG # 141	2007-0128649	Sec 14, T6S, R20E
54	288403	NPG # 142	2007-0128650	Sec 14, T6S, R20E
55	288404	NPG # 143	2007-0128651	Sec 14, T6S, R20E
56	288405	NPG # 144	2007-0128652	Sec 14, T6S, R20E
57	289031	AL # 5	2007-0232888	Sec 27, T5S, R20E
58	289033	AL # 7	2007-0232890	Sec 27, T5S, R20E
59	289035	AL # 9	2007-0232892	Sec 27, T5S, R20E
60	289037	AL # 11	2007-0232894	Sec 27 & 34, T5S, R20E
61	289062	AL # 36	2007-0232919	Sec 27 & 34, T5S, R20E
62	289081	AL # 55	2007-0232937	Sec 35, T5S ,R20E
63	289200	AL # 59	2007-0324865	Sec 2, T6S, R20E
64	289201	AL # 66	2007-0324866	Sec 2, T6S, R20E
65	289202	AL # 93	2007-0324861	Sec 2, T6S, R20E
66	289204	AL # 103	2007-0324863	Sec 2, T6S, R20E

5.	Uinta County

The following unpatented mining claim is situated in an unknown mining district, Uinta County, Wyoming.  The location notice is on record in the office of the County Recorder of Uinta County, Wyoming, and the Bureau of Land Management serial numbers are filed at Cheyenne, Wyoming.

No.	WMC	Name of Claim	County Recorder Data	Sec, Twp, Rng (6th P.M.)
1	288321	E 1	144731	Sec 28, T14N, R119W

Exhibit B

Form of Promissory Note

 jTHE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.  ANY TRANSFEREE OF THIS NOTE SHOULD CAREFULLY REVIEW THE TERMS OF THIS NOTE.  THE PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF.

AMERICAN STRATEGIC MINERALS CORPORATION

PROMISSORY NOTE

$1,000,000	January __, 2012

FOR VALUE RECEIVED American Strategic Minerals Corporation, a Nevada corporation (the “Company”), promises to pay to Sagebrush Gold Ltd. (the “Holder”), the principal amount of One Million Dollars ($1,000,000), or such lesser amount as shall equal the outstanding principal amount hereof, payable as follows.  Upon the closing of  one or more private placements of the Company’s securities in which the Company receives gross proceeds of Five Million Dollars ($5,000,000) (the “Initial Financing”), the Company shall pay to the Holder the sum of Five Hundred Thousand Dollars ($500,000).  Following the consummation of  the Initial Financing, upon the closing one or more further private placements of the Company’s securities in which the Company receives gross proceeds of at least an additional One Million Dollars ($1,000,000) (a “Subsequent Financing”), then the Company shall pay to the Holder the  remaining balance of the indebtedness under this Note.  For the avoidance of doubt, the private placement of the Company’s securities that is conducted in conjunction with the share exchange transaction between the Company and American Strategic Minerals Corporation, a Colorado corporation, may qualify as an Initial Financing and any additional closings of such private placement may qualify as a Subsequent Financing, as the case may be. If the Company does not conduct an Initial Financing or a Subsequent Financing, as the case may be, on or before July __, 2012, then this Note shall automatically terminate and any amounts otherwise due hereunder upon the occurrence of such milestone shall no longer be owed.  For the further avoidance of doubt, if the Company conducts an Initial Financing but fails to consummate a Subsequent Financing on or before July __, 2012, then the total amounts due under this Note shall be limited to $500,000.

The following is a statement of the rights of the Holder of this Note and the conditions to which this Note is subject, and to which the Holder, by the acceptance of this Note, agrees:

Event of Default.

(a)           For purposes of this Note, an “Event of Default” means:

(i)  the Company shall default in the payment of principal on this Note; or

(ii)  the Company shall fail to materially perform any covenant, term, provision, condition, agreement or obligation of the Company under this Note (other than for non-payment) and such failure shall continue uncured for a period of ten (10) business days after notice from the Holder of such failure; or

(iii)  the Company shall (a) become insolvent; (b) admit in writing its inability to pay its debts generally as they mature; (c) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (d) apply for or consent to the appointment of a trustee, liquidator or receiver for it or for a substantial part of its property or business; or

(iv)  a trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within thirty (30) days after such appointment; or

(v)  any governmental agency or any court of competent jurisdiction at the insistence of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within thirty (30) days thereafter; or

(vi)  the Company shall sell or otherwise transfer all or substantially all of its assets; or

(vii)  bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings, or relief under any bankruptcy law or any law for the relief of debt shall be instituted by or against the Company and, if instituted against the Company shall not be dismissed within thirty (30) days after such institution, or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit to any material allegations of, or default in answering a petition filed in any such proceeding; or

(viii)  the Company shall be in material default of any of its indebtedness that gives the holder thereof the right to accelerate such indebtedness.

(b)           Upon the occurrence of an Event of Default, the entire unpaid and outstanding indebtedness  due under this Note shall, at the option of the Holder, be immediately due and payable without notice. Failure to exercise such option shall not constitute a waiver of the right to exercise the same in the event of any subsequent Event of Default.

(c)           Upon the occurrence of an Event of Default, this Note shall bear interest at the rate of twelve percent (12%) per annum from the date of the Event of Default.

2.           Prepayment.  In addition to the mandatory repayment provisions set forth in the first paragraph of this Note, the Company may prepay this Note at any time, in whole or in part, provided any such prepayment will be applied first to the payment of expenses due under this Note and then, if the amount of prepayment exceeds the amount of all such expenses, to the payment of principal of this Note.

3.           Miscellaneous.

(a)             Loss, Theft, Destruction or Mutilation of Note.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note and delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company and , in the case of mutilation, on surrender and cancellation of this Note (or what remains thereof), the Company shall execute and deliver, in lieu of this Note, a new note executed in the same manner as this Note, in the same principal amount as the unpaid principal amount of this Note and dated the date of this Note.

(b)           Payment.  All payments under this Note shall be made in lawful tender of the United States.

(c)           Waivers.  The Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

(d)           Usury.  In the event that any interest paid on this Note is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.

(e)           Waiver and Amendment.  Any provision of this Note may be amended, waived or modified only by an instrument in writing signed by the party against which enforcement of the same is sought.

(f)           Notices.  Any notice or other communication required or permitted to be given hereunder shall be in writing sent by mail, facsimile with printed confirmation, nationally recognized overnight carrier or personal delivery and shall be effective upon actual receipt of such notice, to the following addresses until notice is received that any such address or contact information has been changed:

To the Company:

American Strategic Minerals Corporation
 27745 West Fifth Avenue
Nucla, Co 81424
Attn: Chief Executive Officer

To Holder:

Sagebrush Gold Ltd.
1640 Terrace Way
Walnut Creek, CA 94597
Attn: President

With a copy to:

Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, NY 10006
Attn: Harvey Kesner

(g)           Expenses; Attorneys’ Fees.  If action is instituted to enforce or collect this Note, the Company promises to pay all reasonable costs and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by the Holder in connection with such action.

(h)           Successors and Assigns.  This Note may not be assigned or transferred by the Holder without the prior written consent of the Company.  Subject to the preceding sentence, the rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, permitted assigns, heirs, administrators and permitted transferees of the parties.

(i)           Governing Law; Jurisdiction.  THE PARTIES HEREBY AGREE THAT THIS NOTE IS MADE AND ENTERED INTO IN THE STATE OF NEVADA AND FURTHER AGREE THAT ALL ACTS REQUIRED BY THIS NOTE AND ALL PERFORMANCE HEREUNDER ARE INTENDED TO OCCUR IN THE STATE OF NEVADA. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF  NEVADA WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAWS. EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE PERSONAL AND SUBJECT MATTER JURISDICTION OF THE STATE OR FEDERAL  COURTS OF THE STATE OF  NEVADA OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE.  EACH PARTY HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW, (A) ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT; AND (B) ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. FINAL JUDGMENT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT SHALL BE CONCLUSIVE AND BINDING UPON EACH PARTY DULY SERVED WITH PROCESS THEREIN AND MAY BE ENFORCED IN THE COURTS OF THE JURISDICTION OF WHICH EITHER PARTY OR ANY OF THEIR PROPERTY IS SUBJECT, BY A SUIT UPON SUCH JUDGMENT.

IN WITNESS WHEREOF, the Company has caused this Note to be executed as of the date first above written by its duly authorized officer.

AMERICAN STRATEGIC MINERALS CORPORATION

By:
Name:  George Glasier
Title: President and Chief Executive Officer